EXHIBIT 99.1 Investor Presentation JUNE 2019

FORWARD-LOOKING STATEMENTS “THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS ABOUT THE BUSINESS, FINANCIAL CONDITION AND PROSPECTS OF FIRSTCASH, INC. AND ITS WHOLLY OWNED SUBSIDIARIES (TOGETHER, THE “COMPANY”). FORWARD-LOOKING STATEMENTS, AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995, CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING TERMINOLOGY SUCH AS “OUTLOOK,” “BELIEVES,” “PROJECTS,” “EXPECTS,” “MAY,” “ESTIMATES,” “SHOULD,” “PLANS,” “TARGETS,” “INTENDS,” “COULD,” “WOULD,” “ANTICIPATES,” “POTENTIAL,” “CONFIDENT,” “OPTIMISTIC,” OR THE NEGATIVE THEREOF, OR OTHER VARIATIONS THEREON, OR COMPARABLE TERMINOLOGY, OR BY DISCUSSIONS OF STRATEGY, OBJECTIVES, ESTIMATES, GUIDANCE, EXPECTATIONS AND FUTURE PLANS. FORWARD-LOOKING STATEMENTS CAN ALSO BE IDENTIFIED BY THE FACT THESE STATEMENTS DO NOT RELATE STRICTLY TO HISTORICAL OR CURRENT MATTERS. RATHER, FORWARD-LOOKING STATEMENTS RELATE TO ANTICIPATED OR EXPECTED EVENTS, ACTIVITIES, TRENDS OR RESULTS. BECAUSE FORWARD-LOOKING STATEMENTS RELATE TO MATTERS THAT HAVE NOT YET OCCURRED, THESE STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES. WHILE THE COMPANYSectionBELIEVES THE EXPECTATIONS BreakREFLECTED IN FORWARD-LOOKING STATEMENTS ARE REASONABLE, THERE CAN BE NO ASSURANCES SUCH EXPECTATIONS WILL PROVE TO BE ACCURATE. SECURITY HOLDERS ARE CAUTIONED SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. CERTAIN FACTORS MAY CAUSE RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED BY THE FORWARD-LOOKING STATEMENTS MADE IN THIS PRESENTATION. SUCH FACTORS MAY INCLUDE, WITHOUT LIMITATION, THE RISKS, UNCERTAINTIES AND REGULATORY DEVELOPMENTS DISCUSSED AND DESCRIBED IN THE COMPANY’S 2018 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) ON FEBRUARY 5, 2019, INCLUDING THE RISKS DESCRIBED IN PART 1, ITEM 1A, “RISK FACTORS” THEREOF, AND OTHER REPORTS FILED SUBSEQUENTLY BY THE COMPANY WITH THE SEC. MANY OF THESE RISKS AND UNCERTAINTIES ARE BEYOND THE ABILITY OF THE COMPANY TO CONTROL, NOR CAN THE COMPANY PREDICT, IN MANY CASES, ALL OF THE RISKS AND UNCERTAINTIES THAT COULD CAUSE ITS ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS CONTAINED IN THIS PRESENTATION SPEAK ONLY AS OF THE DATE OF THIS PRESENTATION, AND THE COMPANY EXPRESSLY DISCLAIMS ANY OBLIGATION OR UNDERTAKING TO REPORT ANY UPDATES OR REVISIONS TO ANY SUCH STATEMENT TO REFLECT ANY CHANGE IN THE COMPANY’S EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY LAW.” 2

AT A GLANCE • LEADING INTERNATIONAL PAWN OPERATOR WITH OVER 2,600 STORE EARNINGS PER SHARE2 LOCATIONS1 AND 20,000 EMPLOYEES IN 5 COUNTRIES: $3.80 - $4.00 – UNITED STATES (1,055 LOCATIONS) LOCATIONS EPS ADJ. EPS – EL SALVADOR (13) $3.41 $3.53 – MEXICO (1,484 LOCATIONS) – COLOMBIA (6 LOCATIONS) $3.00 $2.74 – GUATEMALA (50 LOCATIONS) $2.44 $1.72 KEY FINANCIAL METRICS 2018 2016 2017 2018 CURRENT GUIDANCE REVENUE – $1.8 BILLION 2019 ANNUAL DIVIDEND PER SHARE NET INCOME – $153 MILLION $1.00 $0.91 ADJUSTED NET INCOME – $158 MILLION $0.77 $0.57 ADJUSTED EBITDA – $284 MILLION 2016 2017 2018 CURRENT RUN RATE 1 As of Press Release 05/03/2019 2 Adjusted Earnings per Share is a non-GAAP financial measure. See appendix for reconciliation to Adjusted Net Income from Net Income 2019 3

• ATTRACTIVE INDUSTRY DYNAMICS – STEADY DEMAND ACROSS ECONOMIC CYCLES – RECESSION RESISTANT – CUSTOMER BASE IS UNDERSERVED – MOST LENDERS DO NOT OFFER LOANS OF $150 OR LESS – STABLE REGULATORY ENVIRONMENT •STRONG GROWTH METRICS $315 CASH DIVIDENDS – STORE LOCATIONS $41 STOCK REPURCHASES – NET INCOME AND EPS SHAREHOLDER – FREE CASH FLOW ($ IN MILLIONS) RETURNS 2,473 2,608 $130 2,085 2,111 $275 $37 $20 $93 GROWTH 2016 2017 2018 CASH DIVIDENDS AND STOCK REPURCHASES 2016 2017 2018 YTD-2019 • ENHANCED SHAREHOLDER RETURNS – RISING DIVIDENDS STORE COUNT – END OF PERIOD1 – ACTIVE SHARE REPURCHASE PROGRAM 1 As of Press Release 05/03/2019 4

HISTORY 1988 – BEGAN 1999 – FIRST STORES OPERATIONS IN TEXAS IN MEXICO 2018 – 2019 EXPANSION IN MEXICO – PRENDAMEX ACQUISITIONS – DE NOVO & ACQUISITIONS OVER 500 STORES IN MEXICO 2015 – 2016 TAMAULIPAS, MEXICO 1992 – IPO MAXI PRENDA ACQUISITION – FIRST STORES IN GUATEMALA & EL SALVADOR 1988 → 1999 2000 → 2015 2016 → 2019 CONTINUED U.S. GROWTH 2018 – FIRST DE NOVO THROUGH ACQUISITIONS 2016 – MERGER WITH STORES IN COLOMBIA U.S. ROLL-UPS ~ 100 STORES OVER 800 U.S. STORES 5

LARGEST PAWN OPERATOR IN THE AMERICAS OVER 2,600 STORES IN FIVE COUNTRIES U.S. OPERATIONS – 1,055 STORES IN 24 STATES AND THE DISTRICT OF COLUMBIA MEXICO OPERATIONS – 1,484 STORES IN 32 STATES POPULATION GDP PER CAPITA INFLATION INFORMAL MARKET POPULATION 329M US $60.0K 1.9% 5% 132M GDP PER CAPITA WA US $8.9K 1,484 INFLATION 4.8% WY INFORMAL MARKET NE NV OH DC UT IL IN MD 54% CO MO VA 1,055 KY NC TN OK AZ SC CENTRAL AND SOUTH AMERICA OPERATIONS – 69 STORES AL GA IDENTIFIES NEW COUNTRY IN 2018 TX LA COLOMBIA AK 18M GUATEMALA 6M EL SALVADOR 50M FL $4.5K 50 $3.9K 13 $6.3K 6 Note: Store counts as of Press Release 05/03/2019 2.3% 0.4% 3.2% Economic Data: Multiple sources including World Bank, Forbes and Federal Reserve Bank of Boston 74% 65% 64% 6

PAWN OPERATIONS REPRESENT 97% OF REVENUE TOTAL REVENUE NET REVENUE 6% 1% 3% 4% 41% 30% $1.8 $1.0 BILLION BILLION 54% 61% Note: Results are TTM Q1-2019 RETAIL SALES PAWN FEES SCRAP JEWELRY SALES CONSUMER LOAN/SERVICE FEES1 1 Revenue from consumer lending products in the second half of 2019 will be less than one-half of 1% of expected total revenue 7

TYPICAL PAWN TRANSACTION CYCLE

TOTAL TRANSACTION TIME LESS THAN 15 MINUTES



CUSTOMER ENTERS STORE WITH PERSONAL ASSET
~20%
~80%
SELLS ASSET TO COMPANY
PAWN LOAN (COLLATERALIZED WITH ASSET)
~25%
~75%
CUSTOMER DOES NOT REPAY LOAN OR FEE
CUSTOMER REPAYS LOAN & PAWN SERVICE FEE
RETAIL SALES
TYPICAL MARGIN = 35% - 40%
PAWN SERVICE FEES
MONTHLY YIELD = 12% - 13%

FirstCash

8

PAWN LOANS HAVE LIMITED CREDIT RISK 1 • PAWN LOANS ARE SMALL AND AVERAGE PAWN LOAN K AFFORDABLE WITH A SHORT DURATION $200 (COLLATERALIZED WITH ASSET) – 30 TO 60 DAYS $160 • ALL LOANS FULLY COLLATERALIZED WITH PERSONAL PROPERTY $120 – RAPID LIQUIDATION OF COLLATERAL $80 $173 THROUGH ON-SITE PAWN RETAIL OPERATIONS – TYPICAL RETAIL MARGIN OF 35% TO 40% $40 $68 ON FORFEITED COLLATERAL $0 U.S. LATAM 1 As of 03/31/2019 9

SOCIAL RESPONSIBILITY: SERVING UNBANKED AND UNDERBANKED CUSTOMERS PAWN LOANS CAN BE EASILY ACCESSED BY CUSTOMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS AVAILABLE TO UNBANKED OR UNDERBANKED CONSUMERS – NO BANK ACCOUNT OR CREDIT HISTORY NECESSARY MICROFINANCE PRODUCT – SMALL, AFFORDABLE AND LOWER COST ALTERNATIVE TO PAYDAY LOANS NON-RECOURSE LOANS – NO LATE FEES OR LEGAL OBLIGATION TO REPAY NO COLLECTIONS OR NEGATIVE EXTERNAL CREDIT REPORTING 10

ENVIRONMENTAL SUSTAINABILITY NEIGHBORHOOD BASED RETAILER: MERCHANDISE IS SOURCED AND SOLD LOCALLY CIRCULAR ECONOMY NEIGHBORHOOD-BASED STORES WHICH CONTRIBUTE TO THE MODERN “CIRCULAR ECONOMY” – BUY → USE → RETURN SAFE ENVIRONMENT BUY AND RESELL POPULAR CONSUMER PRODUCTS IN A SAFE AND SECURE ENVIRONMENT FOR EMPLOYEES AND CUSTOMERS RECYCLE INVENTORY IS PRE-OWNED MERCHANDISE WHICH IS SOURCED AND THEN RECYCLED WITHIN EACH STORE’S GEOGRAPHIC NEIGHBORHOOD NO SUPPLY CHAIN LOCAL SOURCING OF PRE-OWNED GOODS ELIMINATES NEED FOR MANUFACTURING FACILITIES, DISTRIBUTION CENTERS AND TRANSPORTATION SERVICES 11

LATIN AMERICA OVERVIEW MEXICO, GUATEMALA, EL SALVADOR AND COLOMBIA JALISCO, MEXICO

FIRSTCASH LATIN AMERICA STORE COUNT 1,553 5 YEAR CAGR 1,379 21% 723 955 999 672 737 308 309 130 707 747 607 647 690 2015 2016 2017 2018 AS OF 05/03/2019 NEW STORE OPENINGS ACQUISITIONS 13

LATAM REVENUE GROWTH ($ IN MILLIONS) 3 YEAR REVENUE CAGR $800 U.S. DOLLAR – 15% CONSTANT CURRENCY – 22% $701 $700 $666 $600 $573 $485 $500 $400 $368 $300 $557 $583 $487 $200 $368 $417 $100 $0 2015 2016 2017 2018 TTM Q1-2019 TOTAL REVENUE, USD CC REVENUE, 2015 MXN @ 15.85 Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017, 2018 and TTM Q1-2019 amounts using the average exchange rate for the year ended December 31, 2015. 14

MAJORITY OF STORES & EMPLOYEES BASED IN LATAM STORE SEGMENT STORES1 EMPLOYEES3 INVESTMENTS2 CONTRIBUTION4 1,553 $113 12,346 $133 60% 77% 61% 35% 7,791 1,055 $33 $246 39% 40% 23% 65% LATAM U.S. 1 As of Press Release 05/03/2019 OVER 70% OF STORE 2 TTM 03/31/2019 New Store CapEx and Acquisitions - $ in Millions 3 As of 03/31/2019 INVESTMENTS IN LATAM 4 TTM 03/31/2019 Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A – $ in Millions 15

GROWING SEGMENT CONTRIBUTION FROM LATAM ($ IN MILLIONS) $180 LATAM SEGMENT CONTRIBUTION % OF TOTAL SEGMENT CONTRIBUTIONS $160 $153 ACTUAL $136 $140 $128 2018 $122 $120 $116 35% $105 LATAM $100 $87 $87 $80 $60 PROJECTED $40 2019 $20 41% LATAM $0 2015 2016 2017 2018 USD CC @ 2015 FX RATE Note: Segment Contribution defined as Gross Profit less Store Operating Expenses and Store D&A. Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating 2016, 2017 and 2018 amounts using the average exchange rate for the year ended December 31, 2015. 16

LATAM OPERATING TRENDS: Q1-2019 • REVENUES FOR THE FIRST QUARTER OF SAME-STORE TWO-YEAR 1 2019 TOTALED $150 MILLION PAWN GROWTH – UP 22% ON A USD $ TRANSLATED BASIS 23.0% 23% 21% – UP 25% ON A CONSTANT CURRENCY BASIS 19% 18.0% 12% 9% • PAWN LOANS OUTSTANDING TOTALED 14% 7% 13% 13.0% 0% $112 MILLION 2% – UP 30% ON A USD $ TRANSLATED BASIS 8.0% 14% – UP 38% ON A CONSTANT CURRENCY BASIS 11% 11% 12% 12% 3.0% • SAME-STORE PAWN LOANS UP 9% ON A -2.0% CONSTANT CURRENCY BASIS Q1-2018 Q2-2018 Q3-2018 Q4-2018 Q1-2019 Note: Presented constant currency results are non-GAAP financial measures and are calculated by translating current period amounts using the comparable prior period exchange rate. Constant currency is defined in the 04/24/2019 press release and reconciled to the most PRIOR-YEAR CURRENT-YEAR 1 comparable GAAP measures in the financial statements of the same release. Growth rates calculated on a constant currency basis. 17

LATAM PAWN AND INVENTORY COMPOSITION LATAM OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 10% 10% 57% 55% 3% 1% 2% 2% 2% 2% 26% 30% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 03/31/2019 18

LATAM GROWTH STRATEGY LATIN AMERICA CONTINUES TO BE THE PRIMARY STORE GROWTH VEHICLE - SIGNIFICANT UNTAPPED POTENTIAL IN THE REGION ◼ SUBSTANTIAL INFRASTRUCTURE AND CASH FLOWS TO EXISTING COUNTRY PRESENCE ACCOMPLISH NEW ACQUISITIONS AND DE NOVO EXPANSION Mexico MARKET ENTRY IN 2018 WITH CONTINUED EXPANSION OPPORTUNITIES ◼ SIGNIFICANT RUNWAY FOR CONTINUED STORE OPENINGS Belize FUTURE OPPORTUNITY Guatemala AND STRATEGIC ACQUISITIONS IN MEXICO, GUATEMALA Guyana El Salvador Venezuela AND COLOMBIA Honduras Suriname Nicaragua Colombia French Guiana Costa Rica Ecuador ◼ FOUR STORES OPENED IN COLOMBIA IN 2018 AND 10 Panama ARE PLANNED FOR 2019. COLOMBIA IS A SIGNIFICANT Peru Brazil MARKET WITH A POPULATION OF ALMOST 50 MILLION Bolivia ◼ SIX NEW STORES OPENED IN GUATEMALA IN 2018 AND Paraguay 15 ARE PLANNED IN 2019. THEY MARK THE INTRODUCTION OF THE COMPANY’S LARGE FORMAT Chile Uruguay FIRST CASH BRANDED STORES IN THE COUNTRY Argentina ◼ LOOK STRATEGICALLY FOR ADDITIONAL EXPANSION AND ACQUISITION OPPORTUNITIES IN OTHER LATIN Note: As of 03/31/2019 MERICAN MARKETS SUCH AS ERU A P 19

PRENDAMEX ACQUISITIONS 2019 BUILDS UPON 2018’S RECORD YEAR FOR LATAM ACQUISITIONS ACQUISITION TIMELINE 160 COMPANY OWNED FRANCHISE 503 SHOPS ACQUIRED 140 126 Q2-QTD1 120 97 100 80 67 62 57 60 51 40 15 19 20 9 0 MAR-2018 JUN AUG SEP OCT NOV JAN-2019 FEB APR-2019 • THESE ACQUISITIONS ARE MOSTLY SMALLER FORMAT LOCATIONS (TYPICALLY LESS THAN 2,500 FT2) FOCUSED PRIMARILY ON JEWELRY LENDING AND SMALL ELECTRONICS • MANY SIMILARITIES TO THE SUCCESSFUL MAXI PRENDA ACQUISITION IN MEXICO IN EARLY 2016 – POTENTIAL TO INCREASE RETAIL SALES AND MARGINS – PAIRS WITH LARGE FORMAT FIRSTCASH STORES TO ACCESS MORE URBAN NEIGHBORHOODS 1 As of Press Release 05/03/2019 20

MAXI PRENDA UPDATE – EARLY 2016 ACQUISITION FIRST SMALLER FORMAT ACQUISITION IN LATAM • ACQUISITION RECAP PER STORE GROWTH RATES VERSUS FIRST YEAR ▪ 211 SMALLER FOOTPRINT STORES 100% • FOCUS ON JEWELRY AND SMALL ELECTRONICS – 84% LIMITED RETAIL ACTIVITY 80% • FIRSTCASH ENHANCEMENTS 69% 22% – OPEN SALES FLOOR 60% 25% – IMPROVED POS SYSTEM 47% – CUSTOMER ENGAGEMENT 40% 14% • ACQUISITION MULTIPLE WAS HISTORICAL 62% 1 20% 44% RANGE OF 4 TO 6 TIMES EBITDA 33% ▪ EFFECTIVE PURCHASE MULTIPLE ON 2018 EBITDA IS NOW ONLY 2X 0% ▪ 2018 NET INCOME MARGIN OF 21% TOTAL REVENUE RETAIL SALES EBITDA 1 STORE-LEVEL EBITDA EXCLUDES ADMIN EXPENSES YEAR 2 (2017) YEAR 3 (2018) 21

LATAM NEW STORE OPENINGS LARGE FORMAT DE NOVO LOCATIONS STORE OPENINGS BY YEAR • OPENED IN 2018 • OPENED YTD-2019 90 80 – 85 80 ― 42 IN MEXICO ― 27 IN MEXICO 70 ― 4 IN COLOMBIA ― 2 IN COLOMBIA 60 50 ― 6 IN GUATEMALA ― 11 IN GUATEMALA 40 30 52 20 38 41 45 10 0 2015 2016 2017 2018 PROJECTED 2019 • PLANS TO OPEN APPROXIMATELY 80 TO 85 NEW FULL-SERVICE PAWN STORES IN 2019 ―APPROXIMATELY 15 IN GUATEMALA ―APPROXIMATELY 10 IN COLOMBIA ―REMAINDER IN MEXICO 22

PROVEN NEW STORE OPENING PROCESS UNDEVELOPED SITE SAME SITE AFTER REDEVELOPMENT 04 ◼ OPENED FIRST STORES IN MEXICO IN 1999 ◼ STANDARDIZED STORE LAYOUTS, FIXTURES AND EQUIPMENT ◼ EXPERIENCED REAL ESTATE DEVELOPMENT TEAM ◼ STATE OF THE ART SECURITY TECHNOLOGY ◼ PROVEN SITE SELECTION STRATEGY ◼ CONSISTENT PROCESS ENSURES THE NEW STORES ARE _DELIVERED ON TIME AND WITHIN BUDGET 23

PROVEN RAPID PAYBACK MODEL MEXICO NEW STORE INVESTMENT AND PROFITABILITY RAMP NEW STORE INVESTMENT Typical Mexico New Store Ramp (USD $) Year 1 Year 2 Year 3 Year 4 Year 5 CAP EX $160,000 Op Margin (4%) 17% 22% 24% 26% - LEASEHOLD IMPROVEMENTS & FIXTURES $500 $200 - COMPUTER & SECURITY EQUIPMENT $400 $160 START-UP LOSSES $25,000 - PRE-OPENING $300 $120 - FIRST SIX MONTHS OF OPERATION TOTAL STORE INVESTMENT $185,000 $200 $80 WORKING CAPITAL (USD $) $100 $40 FIRST YEAR FOR NEW STORE $90,000 (Thousands) $ USD Revenue level profit USD $ $ (Thousands) USD level profit - OPERATING CASH - - LOAN FUNDING $0 $0 Store - INVENTORY Year 1 Year 2 Year 3 Year 4 Year 5 Revenue Store-level Profit1 1 Store-Level Operating Profit Before Administrative Expense & Taxes; Data is Based on NSO ` CUMULATIVE BREAK-EVEN POINT = APPROXIMATELY 3 YEARS From 2005-2017 24

UNITED STATES OVERVIEW LOCATIONS IN 24 STATES AND THE DISTRICT OF COLUMBIA KANSAS CITY, MISSOURI

OVER 1,000 U.S. LOCATIONS IN 24 STATES

AND THE DISTRICT OF COLUMBIA

__Note__: As Press Release 05/03/2019



33
WA
MT
ND
OR
MN
ID
WI
SD
2
WY
MI
IA
1
NE
27
UT
7
NV
30
CO
KS
24
MO
27
IL
33
IN
65
OH
25
KY
CA
29
AZ
NM
18
OK
AR
TN
53
MS
8
AL
46
GA
LA
26
TX
414
AK
6
HI
ME
VT
NH
NY
MA
CT
RI
PA
NJ
DC
3
DE
MD
WV
6
VA
29
NC
41
SC
27
75
FL

OPERATIONS TARGET STATES WITH

- GROWING POPULATIONS
- STABLE AND FAVORABLE REGULATIONS

FirstCash

26

SIGNIFICANT PRESENCE IN FASTEST GROWING U.S. CITIES RANKED BY ESTIMATED 2018 POPULATION Source: Business Insider Note: Store Count as of 05/03/2019 45% OF DOMESTIC STORES WITHIN 100 90 A 25 MILE RADIUS OF THE TOP 35 90 80 UP AND COMING U.S. CITIES 80 TORES 70 S 60 ASH C IDENTIFIES MARKETS WITH SIGNIFICANT ZONING IRST 50 F AND LICENSING RESTRICTIONS FOR NEW STORES OF 40 31 30 23 26 24 UMBER 22 20 21 22 N 18 20 14 17 12 9 11 11 10 5 5 6 4 4 1 1 2 0 27

U.S. Operating Trends: Q1-2019

- **U.S. Segment Pre-tax Operating Income Sees Continued Growth:**
  - Up 5% compared to Q1-2018
  - Up 7% excluding non-core consumer lending products
  - Driven by increased pawn fees, retail gross profits and continued store-level cost savings
- **Retail Margin Improvements:**
  - Q1 margin of 37% compared to 35% in the prior-year quarter
  - Driven by optimizing loan-to-value ratios and reduced aged inventory levels in the legacy Cash America stores

Retail Margins



41.0%
39.0%
37.0%
35.0%
33.0%
31.0%
29.0%
Q3-17
Q4-17
Q1-18
Q2-18
Q3-18
Q4-18
Q1-19
Legacy FCFS
Legacy CSH
Consolidated U.S.

28

IMPROVING PAWN LENDING • PAWN FEES INCREASE ON IMPROVED YIELDS: PAWN LOANS AND PAWN FEES – PAWN FEES UP 2% COMPARED TO Q1-2018 – PAWN YIELDS IMPROVED BY 3% COMPARED TO UP 2% $240 DOWN 1% $99 THE PRIOR-YEAR QUARTER $237 $98 $97 • FOCUS ON CUSTOMER PURCHASES IN THE $235 $234 $96 $95 LEGACY CASH AMERICA STORES: $230 – 21% INCREASE IN VOLUME OF DIRECT PURCHASES $93 COMPARED TO THE PRIOR-YEAR QUARTER $225 $91 – IMPROVED QUALITY OF PAWN RECEIVABLE $220 PORTFOLIO AND QUALITY/FRESHNESS OF $89 $215 INVENTORIES $87 – OPTIMIZING LOAN-TO-VALUE RATIOS, WHICH HAS $210 $85 RESULTED IN HIGHER CASH YIELDS FROM THE PLB PAWN FEES PERFORMING LOANS Q1-2018 Q1-2019 29

U.S. PAWN AND INVENTORY COMPOSITION U.S. OPERATIONS SEGMENT PAWN COLLATERAL INVENTORY 16% 16% 58% 66% 6% 9% 2% 7% 3% 3% 11% 3% JEWELRY ELECTRONICS TOOLS SPORTING GOODS MUSICAL INSTRUMENTS OTHER Note: As of 03/31/2019 30

U.S. GROWTH STRATEGY CONTINUE SCOUTING SMALL ACQUISITIONS STORES ACQUIRED BY YEAR IN EXISTING STATES • ORGANIC DEMAND AS UNBANKED AND 27 UNDERBANKED DEMOGRAPHICS CONTINUE TO GROW • YTDYTD-2019-2019 A ACQUISITIONSCQUISITIONS 20 – 10 STORE ACQUISITION IN TX – 9 STORE ACQUISITION IN TX – 1 SINGLE STORE ACQUISITION • 20120188 ACQUISITIONS ACQUISITIONS – 12 STORE ACQUISITION IN TN/GA – 5 STORE ACQUISITION IN TX 3 – 4 STORE ACQUISITION IN TX 1 – 6 SINGLE STORE ACQUISITIONS Note: As of Press Release 05/03/2019 2016 2017 2018 YTD-2019 31

STABLE • PAWN LOANS ARE DIFFERENT FROM TRADITIONAL CONSUMER LOAN PRODUCTS AND NOT SUBJECT TO THE CFPB SMALL DOLLAR LOAN RULES REGULATORY BECAUSE THEY: – ARE NON-RECOURSE LOANS CLIMATE FOR – HAVE SIGNIFICANTLY SMALLER AVERAGE LOAN SIZES – DO NOT INVOLVE CREDIT CHECKS, COLLECTION ACTIVITIES, ACH TRANSACTIONS PAWN OR NEGATIVE CREDIT REPORTING • REGULATIONS ARE PRIMARILY AT THE STATE LEVEL IN THE U.S. AND THE FEDERAL LEVEL IN LATIN AMERICA • NO SIGNIFICANT NEGATIVE REGULATORY CHANGES IN THE LAST 25 YEARS • STATES WITH A POSITIVE RATE CHANGE INCLUDE: – OHIO: ENACTED MARCH 28, 2017 – WASHINGTON: ENACTED JULY 24, 2015 – ARIZONA: ENACTED JULY 24, 2014 – NEVADA: ENACTED OCTOBER 1, 2011 32

FIRSTCASH DISCONTINUES UNSECURED CONSUMER LOAN PRODUCTS IN OHIO CEASED OFFERING UNSECURED CONSUMER LOAN AND CREDIT SERVICES PRODUCTS IN 1 ALL 119 OHIO LOCATIONS EFFECTIVE APRIL 26, 2019 : ▪ EXPECTS TO CLOSE APPROXIMATELY 54 LOCATIONS IN OHIO WHOSE REVENUE WAS DERIVED PRIMARILY FROM CONSUMER LENDING PRODUCTS ▪ REMAINING 65 LOCATIONS IN OHIO HAVE SIGNIFICANT PAWN REVENUES AND ARE EXPECTED TO CONTINUE OPERATING AS FULL-SERVICE PAWNSHOPS ▪ EXPECTS TO INCUR NON-RECURRING WIND-DOWN CHARGES OF APPROXIMATELY $1 MILLION TO $2 MILLION, NET OF TAX, FOR THE QUARTER ENDING JUNE 30, 2019, WHICH WILL BE EXCLUDED FROM ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE ▪ BEGINNING IN THE SECOND HALF OF 2019, THE COMPANY WILL ONLY OFFER UNSECURED CONSUMER LOANS AND CREDIT SERVICES IN APPROXIMATELY 81 U.S. LOCATIONS AND NOW EXPECTS SECOND HALF REVENUES FROM CONSUMER LENDING PRODUCTS TO BE IN THE RANGE OF $3 MILLION TO $4 MILLION, WHICH IS LESS THAN ONE-HALF OF 1% OF TOTAL EXPECTED REVENUES ▪ NO IMPACT TO 2019 ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE GUIDANCE; REITERATING PREVIOUS GUIDANCE OF $3.80 TO $4.00 FOR ADJUSTED EARNINGS PER SHARE 1 As of Press Release 05/03/2019 33

WIND-DOWN OF CONSUMER LENDING PRO FORMA INCLUDING CASH AMERICA ($ IN MILLIONS) $140 .GROSS CONSUMER LOAN REVENUE. 10% .CONSUMER LOAN LOCATIONS. $118 9% $120 531 8% 82 448 $100 $93 7% 434 64 6% 63 $80 7% $77 114 5% 113 113 279 $60 5% $56 4% 8 4% 3% 113 $40 RANGE: 3% 335 $17 - $19 2% 271 RANGE: 258 81 $20 $6 - $8 1% 158 6 75 $0 1% 0% 0% 2015 2016 2017 2018 PROJECTED PROJ. 2020 2015 2016 2017 2018 AS OF 2019 RUN-RATE 05/03/2019 GROSS CONSUMER LOAN REVENUE % OF CONSOLIDATED REVENUE INSIDE PAWN STORES CASHLAND (OHIO) CONSUMER LOANS ONLY 34

FINANCIAL HIGHLIGHTS FORT WORTH, TEXAS

CONSOLIDATED REVENUE ($ IN MILLIONS) PAWN REVENUE CONSUMER LENDING REVENUE $1,780 $1,781 $1,799 RETAIL SALES CONSUMER LOAN FEES $56 $51 PAWN LOAN FEES CREDIT SERVICES FEES $77 SCRAP SALES $1,088 $44 $705 $1,703 $1,725 $1,747 $28 $1,045 $677 2015 2016 2017 2018 TTM Q1-2019 36

NET INCOME, ADJUSTED NET INCOME AND ADJUSTED EBITDA ($ IN MILLIONS) $350 NET INCOME ADJUSTED NET INCOME ADJUSTED EBITDA $300 $284 $288 $273 $250 $200 $180 $158 $159 $144 $153 $154 $150 $131 $100 $85 $60 $50 $0 2016 2017 2018 TTM Q1-2019 Note: Adjusted Net Income and Adjusted EBITDA are non-GAAP financial measures. See appendix for reconciliation to Net Income. 37

OPERATING CASH FLOW AND ADJUSTED FREE CASH FLOW ($ IN MILLIONS) $300 $250 $242 $243 $220 $225 $224 $200 $186 $150 1 $97 FCF YIELD 5% $100 $81 AS OF 03/31/2019 $50 $0 2016 2017 2018 TTM Q1-2019 OPERATING ACTIVITIES CASH FLOW ADJUSTED FREE CASH FLOW Note: Adjusted Free Cash Flow is a non-GAAP financial measure. See appendix for reconciliation to Cash Flow from Operating Activities. 1 FCF Yield is calculated as TTM Adjusted Free Cash Flow / Market Cap. 38

EARNINGS PER SHARE GUIDANCE AS PROVIDED ON MAY 03, 2019 $5.00 GUIDANCE RANGE: $3.80 - $4.00 $4.00 $3.41 $3.53 $3.00 $3.00 $2.74 $2.44 $2.00 $1.72 $1.00 $0.00 2016 2017 2018 2019 2019 1 GUIDANCEGUIDANCE EARNINGS PER SHARE ADJUSTED EARNINGS PER SHARE 1 Adjusted earnings per share excludes certain non-recurring tax benefits as a result of the Tax Cuts and Jobs Act, merger and acquisition expenses, consumer lending impairment expenses and debt extinguishment costs, which are further described in the detailed reconciliations of non-GAAP financial measures elsewhere in this presentation. 39

FISCAL 2019 OUTLOOK RAISING FULL-YEAR 2019 GUIDANCE FOR ADJUSTED DILUTED EARNINGS PER SHARE TO BE IN A RANGE OF $3.80 TO $4.00 COMPARED TO THE PREVIOUS GUIDANCE OF $3.75 TO $3.95 – REVISED GUIDANCE REPRESENTS ADJUSTED EARNINGS PER SHARE GROWTH TO BE IN A RANGE OF 8% TO 13% OVER THE PRIOR YEAR – EXCLUDING EXPECTED HEADWINDS OUTLINED BELOW, EARNINGS FROM CORE PAWN OPERATIONS EXPECTED TO BE UP 20% TO 25% – GUIDANCE INCLUDES THE IMPACT OF EXPECTED NET REDUCTION IN EARNINGS FROM U.S. UNSECURED CONSUMER LENDING OPERATIONS OF APPROXIMATELY $0.25 TO $0.30 PER SHARE 1 As of 05/03/2019 $4.40 GROWTH FROM HEADWIND $4.20 CORE EARNINGS $0.25 - $0.30 $4.00 DOMESTIC HEADWIND $0.08 - $0.10 HEADWIND GUIDANCE RANGE $3.80 $0.04 - $0.07 LATAM $3.80 - $4.00 $3.60 $3.53 $3.40 ASSUMES OHIO CLOSURES ASSUMES 20 MXN TO ASSUMES EFFECTIVE TAX $3.20 AND OTHER REDUCTIONS 1 USD EXCHANGE RATE OF 26.5% TO 27.5% $3.00 2018 ADJUSTED EPS SEGMENT CONTRIBUTION CONSUMER LOANS FOREIGN CURRENCY INCOME TAX 2019 ADJUSTED EPS 40

DIVIDEND PER SHARE CONTINUES TO GROW ANNUALIZED DIVIDEND INCREASED 14% TO $1.00 PER SHARE $1.00 $1.00 BEGINNING Q4-2018 $0.91 $0.77 $0.25 $0.80 $0.25 $0.20 $0.60 $0.57 $0.25 $0.22 $0.19 $0.19 $0.40 $0.25 $0.22 $0.125 $0.19 $0.20 $0.125 $0.22 $0.25 $0.125 $0.19 $0.00 2016 2017 2018 2019 RUN RATE IDENTIFIES DIVIDEND INCREASE QTR 1 QTR 2 QTR 3 QTR 4 41

POST-MERGER CASH FLOWS SUPPORT INVESTMENTS AND SHAREHOLDER RETURNS WITH MINIMAL ADDED LEVERAGE INVESTMENTS & SHAREHOLDER RETURNS OUTSTANDING DEBT & NET DEBT TO ADJUSTED EBITDA POST MERGER ACTIVITY 10/01/2016 - 03/31/2019 AT MERGER 09/30/2018 TO 03/31/2019 ($ IN MILLIONS) ($ IN MILLIONS) $600 4.0 $800 $770 $560 $555 $5 MILLION DECREASE 3.5 $700 $142 ACQUISITIONS $500 3.4X 3.0 $600 $255 $98 DIVIDENDS $400 NET DEBT TO $360 1 2.5 $500 ADJ. EBITDA CAPITAL EXPENDITURES $135 $300 2.0 $400 1.8X 1.5 $300 $200 $300 1.0 $200 SHARE REPURCHASES $395 $100 $200 0.5 $100 $0 0.0 $0 09/30/2016 03/31/2019 1 Adjusted EBITDA, which is a component used in the calculation of the Net Debt Ratio, is a FCFS LINE OF CREDIT FCFS 2021 SR. NOTES FCFS 2024 SR. NOTES non-GAAP number. See Company’s 4/24/2019 press release for a calculation of the Net Debt Ratio. 42

$1.6 BILLION IN CUMULATIVE STORE INVESTMENTS & SHAREHOLDER PAYOUTS OVER THE LAST 10 YEARS ($ IN MILLIONS) $1,600 CUMULATIVE TOTAL STOCK REPURCHASES & DIVIDENDS: - 10,512,831 SPLIT-ADJUSTED SHARES REPURCHASED $1,400 - $108 MILLION IN CUMULATIVE DIVIDENDS PAID $1,200 ACQUISITIONS SINCE 2009: - 198 STORES ACQUIRED IN U.S. - 784 STORES ACQUIRED IN LATIN AMERICA $1,000 - 815 STORES ACQUIRED IN CASH AMERICA MERGER $744 CAPITAL EXPENDITURES SINCE 2009: $800 - INCLUDES 588 DE NOVO STORE OPENINGS $600 Note: As of 03/31/2019 $523 $400 $200 $316 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1-2019 STOCK REPURCHASES & DIVIDENDS ACQUISITIONS CAPITAL EXPENDITURES OUTSTANDING DEBT 43

INVESTMENT RECAP • PAWN-FOCUSED BUSINESS MODEL ⦁ FOCUSED ON SMALL SECURED LOANS TO UNBANKED AND UNDERBANKED CONSUMERS WITH LIMITED ACCESS TO TRADITIONAL CREDIT PRODUCTS ⦁ FOCUS ON FULL-SERVICE LENDING AND RETAIL MODEL IS A SIGNIFICANT COMPETITIVE ADVANTAGE ⦁ STRONG MARGINS AND CASH FLOWS ALLOW FOR STORE GROWTH AND DIVIDEND & SHARE BUYBACKS • PROVEN MULTI-COUNTRY GROWTH STRATEGY ⦁ LONG RUNWAY FOR GROWTH IN LATIN AMERICA WHERE CUSTOMER DEMOGRAPHICS ARE FAVORABLE AND COMPETITION IS LIMITED • STRONG BALANCE SHEET TO FUND FUTURE GROWTH, ACQUISITIONS, SHARE BUYBACKS AND PAY DIVIDENDS 44

APPENDIX CORPUS CHRISTI, TEXAS

NON-GAAP FINANCIAL INFORMATION THE COMPANY USES CERTAIN FINANCIAL CALCULATIONS SUCH AS ADJUSTED NET INCOME, ADJUSTED DILUTED EARNINGS PER SHARE, ADJUSTED PRE-TAX PROFIT MARGIN, ADJUSTED NET INCOME MARGIN, EBITDA, ADJUSTED EBITDA, FREE CASH FLOW, ADJUSTED FREE CASH FLOW, CONSTANT CURRENCY RESULTS, RETURN ON TANGIBLE ASSETS AND RETURN ON TANGIBLE EQUITY AS FACTORS IN THE MEASUREMENT AND EVALUATION OF THE COMPANY’S OPERATING PERFORMANCE AND PERIOD-OVER- PERIOD GROWTH. THE COMPANY DERIVES THESE FINANCIAL CALCULATIONS ON THE BASIS OF METHODOLOGIES OTHER THAN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”), PRIMARILY BY EXCLUDING FROM A COMPARABLE GAAP MEASURE CERTAIN ITEMS THE COMPANY DOES NOT CONSIDER TO BE REPRESENTATIVE OF ITS ACTUAL OPERATING PERFORMANCE. THESE FINANCIAL CALCULATIONS ARE “NON-GAAP FINANCIAL MEASURES” AS DEFINED IN SEC RULES. THE COMPANY USES THESE NON-GAAP FINANCIAL MEASURES IN OPERATING ITS BUSINESS BECAUSE MANAGEMENT BELIEVES THEY ARE LESS SUSCEPTIBLE TO VARIANCES IN ACTUAL OPERATING PERFORMANCE THAT CAN RESULT FROM THE EXCLUDED ITEMS, OTHER INFREQUENT CHARGES AND CURRENCY FLUCTUATIONS. THE COMPANY PRESENTS THESE FINANCIAL MEASURES TO INVESTORSSectionBECAUSE MANAGEMENT BreakBELIEVES THEY ARE USEFUL TO INVESTORS IN EVALUATING THE PRIMARY FACTORS THAT DRIVE THE COMPANY’S OPERATING PERFORMANCE AND BECAUSE MANAGEMENT BELIEVES THEY PROVIDE GREATER TRANSPARENCY INTO THE COMPANY’S RESULTS OF OPERATIONS. HOWEVER, ITEMS THAT ARE EXCLUDED AND OTHER ADJUSTMENTS AND ASSUMPTIONS THAT ARE MADE IN CALCULATING THESE NON-GAAP FINANCIAL MEASURES ARE SIGNIFICANT COMPONENTS IN UNDERSTANDING AND ASSESSING THE COMPANY’S FINANCIAL PERFORMANCE. THESE NON-GAAP FINANCIAL MEASURES SHOULD BE EVALUATED IN CONJUNCTION WITH, AND ARE NOT A SUBSTITUTE FOR, THE COMPANY’S GAAP FINANCIAL MEASURES. FURTHER, BECAUSE THESE NON-GAAP FINANCIAL MEASURES ARE NOT DETERMINED IN ACCORDANCE WITH GAAP AND ARE THUS SUSCEPTIBLE TO VARYING CALCULATIONS, THE NON-GAAP FINANCIAL MEASURES, AS PRESENTED, MAY NOT BE COMPARABLE TO OTHER SIMILARLY TITLED MEASURES OF OTHER COMPANIES. THE COMPANY HAS ADJUSTED THE APPLICABLE FINANCIAL MEASURES TO EXCLUDE MERGER AND OTHER ACQUISITION EXPENSES BECAUSE IT GENERALLY WOULD NOT INCUR SUCH COSTS AND EXPENSES AS PART OF ITS CONTINUING OPERATIONS. MERGER AND OTHER ACQUISITION EXPENSES INCLUDE INCREMENTAL COSTS DIRECTLY ASSOCIATED WITH MERGER AND ACQUISITION ACTIVITIES, INCLUDING PROFESSIONAL FEES, LEGAL EXPENSES, SEVERANCE, RETENTION AND OTHER EMPLOYEE-RELATED COSTS, CONTRACT BREAKAGE COSTS AND COSTS RELATED TO THE CONSOLIDATION OF TECHNOLOGY SYSTEMS AND CORPORATE FACILITIES, AMONG OTHERS. 46

RECONCILIATION OF NET INCOME TO ADJUSTED NET INCOME ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS) TTM ENDED YEAR ENDED DECEMBER 31, MAR 31, 2016 2017 2018 2019 IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS PER SHARE IN THOUSANDS NET INCOME $60,127 $1.72 $143,892 $3.00 $153,206 $3.41 $154,226 ADJUSTMENTS, NET OF TAX: TOTAL MERGER AND OTHER ACQUISITION EXPENSES 26,023 0.74 5,710 0.12 5,412 0.12 5,332 ASSET IMPAIRMENTS RELATED TO CONSUMER LOAN - - - - 1,166 0.03 1,166 OPERATIONS NET TAX BENEFIT FROM TAX ACT - - (27,269) (0.57) (1,494) (0.03) (1,494) NON-CASH FOREIGN CURRENCY (GAIN) LOSS ON LEASE LIABILITY - - - - - - (238) LOSS ON EXTINGUISHMENT OF DEBT - - 8,892 0.19 - - - NET GAIN ON SALE OF COMMON STOCK OF ENOVA (818) (0.02) - - - - - ADJUSTED NET INCOME $85,332 $2.44 $131,225 $2.74 $158,290 $3.53 $158,992 47

RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA EAR NDED ECEMBER NDED AR ($ IN THOUSANDS) Y E D 31, TTM E M 31, 2016 2017 2018 2019 NET INCOME $60,127 $143,892 $153,206 $154,226 INCOME TAXES 33,320 28,420 52,103 54,147 DEPRECIATION AND AMORTIZATION 31,865 55,233 42,961 41,552 INTEREST EXPENSE 20,320 24,035 29,173 31,345 INTEREST INCOME (751) (1,597) (2,444) (1,667) EBITDA 144,881 249,983 274,999 279,603 ADJUSTMENTS: MERGER AND OTHER ACQUISITION EXPENSES 36,670 9,062 7,643 7,553 ASSET IMPAIRMENTS RELATED TO CONSUMER LOAN OPERATIONS - - 1,514 1,514 LOSS ON EXTINGUISHMENT OF DEBT - 14,114 - - NON-CASH FOREIGN CURRENCY (GAIN) LOSS ON LEASE - - (340) LIABILITY - NET GAIN ON SALE OF COMMON STOCK OF ENOVA (1,299) - - - ADJUSTED EBITDA $180,252 $273,159 $284,156 $288,330 48

RECONCILIATION OF CASH FLOW FROM OPERATING ACTIVITIES TO FREE CASH FLOW & ADJUSTED FREE CASH FLOW ($ IN THOUSANDS) YEAR ENDED DECEMBER 31, TTM ENDED MAR 31, 2016 2017 2018 2019 CASH FLOW FROM OPERATING ACTIVITIES $96,854 $220,357 $243,429 $223,810 CASH FLOW FROM INVESTING ACTIVITIES: LOAN RECEIVABLES, NET OF CASH REPAYMENTS (16,072) 40,735 10,125 (3,879) PURCHASES OF FURNITURE, FIXTURES, EQUIPMENT AND IMPROVEMENTS (20,456) (25,971) (35,677) (39,947) FREE CASH FLOW 60,326 235,121 217,877 179,984 MERGER AND OTHER ACQUISITION EXPENSES 6,659 7,072 5,608 PAID, NET OF TAX BENEFIT 20,939 ADJUSTED FREE CASH FLOW $81,265 $241,780 $224,949 $185,592 Note: The Company previously included store real property purchases as a component of purchases of property and equipment. Management considers the store real property purchases to be discretionary in nature and not required to operate or grow its pawn operations. To further enhance transparency of these distinct items, the Company now reports purchases of store real property and purchases of furniture, fixtures, equipment and improvements separately on the consolidated statements of cash flows. As a result, the current definitions of free cash flow and adjusted free cash flow differ from prior-period definitions as they now exclude discretionary purchases of store real property and the Company has retrospectively applied the current definitions to prior-period results. 49

CONSTANT CURRENCY CERTAIN PERFORMANCE METRICS DISCUSSED IN THIS PRESENTATION ARE PRESENTED ON A “CONSTANT CURRENCY” BASIS, WHICH IS CONSIDERED A NON-GAAP FINANCIAL MEASURE. THE COMPANY’S MANAGEMENT USES CONSTANT CURRENCY RESULTS TO EVALUATE OPERATING RESULTS OF BUSINESS OPERATIONS IN LATIN AMERICA, WHICH ARE PRIMARILY TRANSACTED IN LOCAL CURRENCIES. THE COMPANY BELIEVES CONSTANT CURRENCY RESULTS PROVIDE INVESTORS WITH VALUABLE SUPPLEMENTAL INFORMATION REGARDING THE UNDERLYING PERFORMANCE OF ITS BUSINESS OPERATIONS IN LATIN AMERICA, CONSISTENT WITH HOW THE COMPANY’S MANAGEMENT EVALUATES SUCH PERFORMANCE AND OPERATING RESULTS. CONSTANTSectionCURRENCY RESULTS BreakREPORTED HEREIN ARE CALCULATED BY TRANSLATING CERTAIN BALANCE SHEET AND INCOME STATEMENT ITEMS DENOMINATED IN LOCAL CURRENCIES USING THE EXCHANGE RATE FROM THE RESPECTIVE COMPARABLE PERIOD, AS OPPOSED TO THE CURRENT COMPARABLE PERIOD, IN ORDER TO EXCLUDE THE EFFECTS OF FOREIGN CURRENCY RATE FLUCTUATIONS FOR PURPOSES OF EVALUATING PERIOD-OVER-PERIOD COMPARISONS. BUSINESS OPERATIONS IN MEXICO, GUATEMALA AND COLOMBIA ARE TRANSACTED IN MEXICAN PESOS, GUATEMALAN QUETZALES AND COLOMBIAN PESOS, RESPECTIVELY. THE COMPANY ALSO HAS OPERATIONS IN EL SALVADOR WHERE THE REPORTING AND FUNCTIONAL CURRENCY IS THE U.S. DOLLAR 50

INVESTOR RELATIONS INVESTORRELATIONS@FIRSTCASH.COM INVESTORS.FIRSTCASH.COM 817.258.2650 GAR JACKSON GLOBAL IR GROUP GAR@GLOBALIRGROUP.COM 817.886.6998 51